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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                        Reported)  September 18, 1996


LEHMAN ABS CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1996, which forms Provident Bank Home Equity Loan Trust 1996-1, which will issue the Home Equity Loan Trust 1996-1, Home Equity Loan Asset-Backed Certificates, Series 1996-1).


                             LEHMAN ABS CORPORATION
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     (Exact name of registrant as specified in its charter)


         Delaware                333-03911         13-3447441
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(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)


     Three World Financial Center
           200 Vesey Street
          New York, New York                                    10022
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        (Address of Principal                                 (Zip Code)
          Executive Offices)


Registrant's telephone number, including area code (212) 526-7000
                                                   ----- --------


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Item 5.  Other Events.
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Incorporation of Certain Documents by Reference
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     Pursuant to Rule  411 of Regulation C  under the Securities Act  of 1933 and in reliance on MBIA Insurance Corporation ("MBIA"), SEC No-Action Letter (September 6, 1996), Lehman ABS Corporation (the "Company") will incorporate by reference the financial statements of MBIA in the prospectus supplement relating to Provident Bank Home Equity Loan Trust 1996-1. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of Coopers & Lybrand L.L.P. to the use of its name in such prospectus supplement. The consent of Coopers & Lybrand L.L.P. is attached hereto as Exhibit 23.

Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit:

     23.  Consent of Coopers.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              LEHMAN ABS CORPORATION


                              By:   /s/ Martin P. Harding
                                  ------------------------------
                                  Name:  Martin P. Harding
                                  Title: Managing Director




Dated:  September 19, 1996


                                Exhibit Index
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Exhibit                                                                Page
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23.  Consent of Coopers . . . . . . . . . . . . . . . . . . . . . . .     6

                                  Exhibit 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the Prospectus Supplement dated September 18, 1996 of our report dated January 22, 1996, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1995 and 1994 and for the three years ended December 31, 1995. We also consent to the reference to our firm under the caption "Experts".



                                   /s/ Coopers & Lybrand L.L.P.

                                   Coopers & Lybrand L.L.P.



September 19, 1996
New York, New York